UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BEAM THERAPEUTICS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 5, 2024 Your Vote Counts! BEAM THERAPEUTICS INC. 2024 Annual Meeting June 5, 2024 11:30 AM EDT Virtual Meeting Site: www.virtualshareholdermeeting.com/BEAM2024. Beam THERAPEUTICS BEAM THERAPEUTICS INC 238 MAIN STREET ‘CAMBRIDGE, MA 02142 V39070-P05844 You invested in BEAM THERAPEUTICS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 5, 2024. Get informed before you vote View the Notice and Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* Vote on June 5, 2024 11:30 AM, EDT Visit: www.virtualshareholdermeeting.com/BEAM2024 Vote in Advance of the Meeting Vote by June 4, 2024 11:59 PM ET Visit www.ProxyVote.com *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of the following nominee as a Class | Director for a three-year term ending at our Annual Meeting of Stockholders to be held in 2027. Nominee: 1a. Graham Cooper 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31. 270274. 3. Approve, on an advisory basis, the compensation of our named executive officers. NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Meeting or any continuation, postponement, or adjournment thereof. For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings”. V3907 1-P05844